UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                811-21399
                                  -------------------------------------


                            The Aegis Funds
-----------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


              1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
-----------------------------------------------------------------------
            (Address of principal executive offices) (Zip code)


 William S. Berno, 1100 N. Glebe Rd., Suite 1040, Arlington, VA  22201
-----------------------------------------------------------------------
                  (Name and address of agent for service)


Registrant's telephone number, including area code:  (703) 528-7788
                                                   -------------------

Date of fiscal year end:      12/31
                        ------------------

Date of reporting period:    06/30/07
                         -----------------
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                            AEGIS / HIGH YIELD FUND

                               ------------------
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2007
                               ------------------

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AEGIS/HIGH YIELD FUND
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                              Shareholders' Letter

                                                                 August 10, 2007

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Semi-Annual Report, for the six months ended June 30, 2007.

We want to take this opportunity to welcome our new shareholders to the Fund. At any time, if you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at the high-yield bond market and the Fund's performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. The Fund's long-term investment strategy is based on its total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street's appraisal of a security's value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the six months ended June 30, 2007, the Fund posted a total return of 5.36%, versus a total return of 2.86% for its benchmark, the Lehman U.S. Corporate High Yield Index. From inception at January 1, 2004, the Fund's annualized total return was 8.70% compared to 8.11% for the Lehman Index.

The weighted average maturity of the Fund portfolio at June 30 was approximately
4.7 years. The duration of the Fund portfolio was 3.59 years, compared to 4.57 years for the Lehman Index. Duration is a measure of the sensitivity of a portfolio's value to changes in interest rates. The Fund's short duration makes it less sensitive to a rise in interest rate risk than the Lehman index.

The Fund's net asset value at June 30 was $10.90 per share versus $10.69 at the beginning of the year. Income distributions totaling $0.36 per share were paid during the six month period. At June 30, the Fund's SEC 30-day annualized yield to maturity was 6.52%.

The high yield bond market suffered through very difficult conditions in recent weeks. After a steady gain in the early months of the year, the market peaked on June 5 when high yield spreads made an all-time low at only 241 basis points. In the ensuing weeks, a widening fear of losses in many types of leveraged finance brought heavy selling pressure into the market and caused a significant liquidity squeeze to develop.

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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                       Shareholders' Letter - (continued)

The Fund's NAV fell from its peak of $11.10 on May 21 to a low of $10.37 on August 6 before slightly rebounding in recent days. The Lehman Index yield climbed from less than 7.5% to over 9%.

The Fund portfolio suffered in June and July from: 1) its exposure to housing and financial issues, approximately 15% of its assets, 2) declines in several issues subject to buyout uncertainties, 3) the general decline in prices of risky debt, and 4) Fund redemptions that diminished the portfolio's defensive cash cushion.

As we have just seen in the past month, the high-yield bond market is an illiquid market, and occasionally hits a significant air pocket when buyers pull their bids. Prices can temporarily drop further than the investment fundamentals justify. Our response to these periods is to minimize any selling and, with any new purchases, to lengthen portfolio maturity -- locking in higher yields and better capital gains potential when the market recovers.

Because the market is illiquid, frequent trading is expensive, and we typically buy bonds with the idea of holding them to maturity to minimize trading costs. This may cause the Fund's value to fluctuate more during difficult periods, but it has been our experience that attempts to time the short-term market swings in the high-yield market are more costly than beneficial.

We believe that the Fund's current valuation represents attractive potential for future returns. The economic fundamentals, in the U.S. and even more so globally, remain positive for better performance in the high-yield market. While the next few weeks will likely show continuing volatility, the long-term outlook is far more appealing than a few months ago. We hope that you will consider making an additional investment in the Fund in the near future.

A more in-depth review of the Fund's performance and outlook can be found in the Advisor's report that is posted on our website. Our decision to use this particular format is a result of the Sarbanes-Oxley Act of 2002. Under the Act, mutual fund officers are required to certify the entirety of each Annual and Semi-Annual report. After some deliberation, we reached the conclusion that we are not in a position to certify data provided by third parties, nor will we certify any analysis and subjective conclusions drawn from such data.

Nonetheless, we strongly feel that a thoughtful and detailed discussion of current market conditions is important to our shareholders. Therefore, please continue to anticipate reading this more editorial type of commentary and analysis in the Advisor's Report in the future.


                                                                               3
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AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                       Shareholders' Letter - (continued)

Finally, we want you to know that your Fund Advisor's employees and their family members continue to hold well over $1 million of shares personally and have added to those holdings in recent weeks. We thank you for choosing to invest in the Fund and will work hard to earn superior returns for you.

Aegis Financial Corporation
William S. Berno, CFA
Managing Director, Portfolio Manager

----------------
Note: All historical performance returns shown in this shareholders' letter for the Aegis High Yield Fund are pre-tax returns. Returns include reinvestment of income and capital gains. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed.


4
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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
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                     About Your Fund's Expenses (Unaudited)
                                  June 30, 2007

Important Note:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, January 1, 2007 - June 30, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses.

                                                                                         Hypothetical
                                                      Actual                   (5% annual return before expenses)
                                           ----------------------------------------------------------------------
                          Beginning            Ending         Expenses Paid       Ending
                        Account Value      Account Value          During        Account Value      Expenses Paid
Fund                     (01/01/2007)     (06/30/2007)(1)       Period(2)       (06/30/2007)     During Period(2)
------------------------------------------------------------------------------------------------------------------
Aegis High
  Yield Fund         $      1,000.00     $        1,053.60   $          6.11   $      1,019.05   $            6.01

----------------
(1) The actual ending account value is based on the actual total return of the Fund for the period January 1, 2007 to June 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period January 1, 2007 to June 30, 2007 were 5.36%.

(2) Expenses are equal to the Fund's annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 01/01/2007 and 06/30/ 2007).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                     About Your Fund's Expenses (Unaudited)
                           June 30, 2007 - (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key Statistics

Results of a $10,000 Investment

[line chart]

                 Aegis High Yield Fund     Lehman U.S. High-Yield Index
 Dec-03                $10,000                        $10,000
 Mar-04                $ 9,970                        $10,234
 Jun-04                $10,031                        $10,136
 Sep-04                $10,111                        $10,627
 Dec-04                $10,386                        $11,113
 Mar-05                $10,396                        $10,934
 Jun-05                $10,563                        $11,236
 Sep-05                $10,951                        $11,340
 Dec-05                $11,037                        $11,417
 Mar-06                $11,408                        $11,746
 Jun-06                $11,707                        $11,776
 Sep-06                $12,045                        $12,255
 Dec-06                $12,707                        $12,770
 Mar-07                $13,243                        $13,106
 Jun-07                $13,387                        $13,135

Average Annual Total Returns (As of June 30, 2007)
                                                         Aegis High    Lehman HY
                                                           Yield         Index
                                                         -----------------------
Trailing 1 Year                                             14.35%        11.55%
Since inception (January 1, 2004)                            8.70%         8.11%

Returns on both Aegis High Yield Fund and Lehman Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.


6
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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                     Portfolio Characteristics (Unaudited)
                                 June 30, 2007

Industry Breakdown                                            % of the Fund's
                                                                 Net Assets
                                                              ----------------
Corporate Bonds                                                           93.9%
  Agriculture                                                 1.2%
  Airlines                                                    1.6%
  Auto Parts & Equipment                                      2.9%
  Building Materials                                          2.4%
  Commercial Services                                         2.2%
  Computers                                                   3.4%
  Cosmetics                                                   1.6%
  Diversified Financial Services                              9.8%
  Entertainment                                               2.6%
  Environmental Control                                       1.1%
  Food                                                        6.0%
  Forest Products & Paper                                     0.9%
  Healthcare - Services                                       5.9%
  Home Builders                                               4.1%
  Iron & Steel                                                2.2%
  Lodging                                                     2.6%
  Media                                                       7.7%
  Metal Fabricating & Hardware                                1.1%
  Mining                                                      2.6%
  Miscellaneous Manufacturing                                 8.0%
  Oil & Gas                                                   6.9%
  REITs                                                       2.7%
  Retail                                                      3.7%
  Semiconductors                                              2.8%
  Telecommunications                                          3.2%
  Transportation                                              2.0%
  Trucking & Leasing                                          2.7%
Investment Companies                                                       4.4%
Other Assets                                                               1.7%
                                                              ----------------
  Total Net Assets                                                       100.0%
                                                              ================

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AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                      Portfolio Characteristics (Unaudited)
                           June 30, 2007 - (continued)

Credit Quality - % of Corporate Bonds

BBB or Higher                                                               0.0%
BB                                                                         14.3%
B                                                                          63.7%
CCC or other                                                               22.0%
                                                                          -----
  Total                                                                   100.0%
                                                                          =====

Maturity (Or Most Likely Call) - % of Corporate Bonds

Less than 1 year                                                            8.0%
1-3 years                                                                  16.5%
4-6 years                                                                  53.3%
7-10 years                                                                 20.6%
More than 10 years                                                          1.6%
                                                                          -----
  Total                                                                   100.0%
                                                                          =====

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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                  June 30, 2007
                                   (Unaudited)

                                                         Principal      Market
                                                           Amount       Value
                                                         -----------------------
Corporate Bonds - 93.9%
  Agriculture - 1.2%
  Alliance One Intl. Inc., Company Guarantee,
    11.00%, 5/15/2012                                    $  100,000   $  110,250
                                                                      ----------
  Airlines - 1.6%
  Delta Airlines, Inc., Notes, Default, 8.30%,
    12/15/2029(1)                                         2,000,000      145,000
                                                                      ----------
  Auto Parts & Equipment - 2.9%
  Meritor Automotive, Inc., Notes, 6.80%, 2/15/2009         274,000      269,205
                                                                      ----------
  Building Materials - 2.4%
  Ply Gem Industries, Inc., Sr. Subord. Notes, 9.00%,
    2/15/2012                                               250,000      225,938
                                                                      ----------
  Commercial Services - 2.2%
  Great Lakes Dredge & Dock Corp. Sr. Subord
    Notes, 7.75%, 12/15/2013                                100,000       99,000
  Rent-A-Center, Inc., Sr. Subord. Notes, 7.50%,
    5/1/2010                                                100,000      102,000
                                                                      ----------
                                                                         201,000
                                                                      ----------
  Computers - 3.4%
  Sungard Data Systems, Inc., Company Guarantee,
    10.25%, 8/15/2015                                       100,000      106,250
  Unisys Corp. Sr. Notes, 8.00%, 10/15/2012                 110,000      107,525
  Unisys Corp. Sr. Notes, 7.875%, 4/1/2008                  100,000      100,125
                                                                      ----------
                                                                         313,900
                                                                      ----------
  Cosmetics - Personal Care - 1.6%
  Del Laboratories, Inc., Company Guarantee, 8.00%,
    2/1/2012                                                153,000      147,645
                                                                      ----------
  Diversified Financial Services - 9.8%
  Ford Motor Credit Co., LLC, 7.375%, 2/1/2011              250,000      244,426
  Fremont General Corp. Sr. Unsec. Notes, 7.875%,
    3/17/2009                                               250,000      249,688
  GMAC Sr. Unsec. Notes, 5.85%, 1/14/2009                   200,000      197,178
  PMA Capital Sr. Notes, 8.50%, 6/15/2018                   225,000      231,750
                                                                      ----------
                                                                         923,042
                                                                      ----------

                                          See Notes to the Financial Statements.

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AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                  June 30, 2007
                            (Unaudited) - (continued)

                                                         Principal      Market
                                                           Amount       Value
                                                         -----------------------
  Entertainment - 2.6%
  Mohegan Tribal Gaming Authority, Sr. Unsec.
    Notes, 6.125%, 2/15/2013                                250,000      243,750
                                                                      ----------
  Environmental Control - 1.1%
  Allied Waste N.A. Sr. Notes, 6.50%, 11/15/2010            100,000       98,500
                                                                      ----------
  Food - 6.0%
  Dole Foods Co., Sr. Notes, 8.625%, 5/1/2009               250,000      250,625
  Ingles Markets, Inc., Sr. Subord. Notes, 8.875%,
    12/1/2011                                               100,000      104,125
  Stater Brothers Holdings, Inc., Sr. Notes, 8.125%,
    6/15/2012                                               200,000      202,500
                                                                      ----------
                                                                         557,250
                                                                      ----------
  Forest Products & Paper - 0.9%
  Pope & Talbot, Inc., Sr. Notes, 8.375%, 6/1/2013          100,000       79,500
                                                                      ----------
  Healthcare - Services - 5.9%
  Alliance Imaging, Inc., Sr. Subord. Notes, 7.25%,
    12/15/2012                                              250,000      243,750
  HCA, Inc., Debentures, 7.19%, 11/15/2015                  100,000       90,630
  HCA, Inc., Sr. Unsec. Notes, 6.375%, 1/15/2015            250,000      213,125
                                                                      ----------
                                                                         547,505
                                                                      ----------
  Home Builders - 4.1%
  Standard Pacific Corp. Sr. Subord. Notes, 9.25%,
    4/15/2012                                               200,000      190,000
  WCI Communities, Inc., Company Guarantee,
    Subord., 9.125%, 5/1/2012                               200,000      194,000
                                                                      ----------
                                                                         384,000
                                                                      ----------
  Iron & Steel - 2.2%
  Ryerson, Inc., Sr. Notes, 8.25%, 12/15/2011               200,000      202,000
                                                                      ----------
  Lodging - 2.6%
  MGM Mirage, Inc., Sr. Notes, 6.75%, 4/1/2013              250,000      238,750
                                                                      ----------
  Media - 7.7%
  Clear Channel Communications, Sr. Unsec. Notes,
    6.25%, 3/15/2011                                        250,000      240,780
  Mediacom LLC / Mediacom Capital Corp. Sr
    Notes, 7.875%, 2/15/2011                                250,000      249,999

See Notes to the Financial Statements.

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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                                  June 30, 2007
                            (Unaudited) - (continued)


                                                         Principal      Market
                                                           Amount       Value
                                                         -----------------------
  Times Mirror Co., Debentures, 7.25%, 3/1/2013             250,000      233,111
                                                                      ----------
                                                                         723,890
                                                                      ----------
  Metal Fabricate & Hardware - 1.1%
  Wolverine Tube, Inc., Sr. Notes, 10.50%, 4/1/2009         100,000      100,250
                                                                      ----------
  Mining - 2.6%
  USEC Inc., Sr. Notes, 6.75%, 1/20/2009                    250,000      246,250
                                                                      ----------
  Miscellaneous Manufacturing - 8.0%
  Bombardier, Inc., Notes, 6.75%, 5/1/2012 (2)              200,000      198,000
  Park Ohio Industries, Inc., Sr. Subord. Notes,
    8.375%, 11/15/2014                                      235,000      227,362
  Polypore, Inc., Sr. Subord. Notes, 8.75%, 5/15/2012       325,000      332,312
                                                                      ----------
                                                                         757,674
                                                                      ----------
  Oil & Gas - 6.9%
  Brigham Exploration Co. Sr. Notes, 9.625%,
    5/1/2014                                                250,000      249,375
  Pogo Producing Co. Sr. Subord. Notes, 7.875%,
    5/1/2013                                                200,000      205,000
  Stone Energy Corp. Sr. Subord. Notes, 8.25%,
    12/15/2011                                              200,000      201,000
                                                                      ----------
                                                                         655,375
                                                                      ----------
  REITs - 2.7%
  Thornburg Mortgage Inc., Sr. Notes, 8.00%,
    5/15/2013                                               250,000      251,875
                                                                      ----------
  Retail - 3.7%
  Finlay Fine Jewelry Corp. Sr. Notes, 8.375%,
    6/1/2012                                                100,000       89,000
  Remington Arms Inc., Sr. Notes, 10.50%, 2/1/2011          250,000      254,688
                                                                      ----------
                                                                         343,688
                                                                      ----------
  Semiconductors - 2.8%
  Spansion LLC, Sr. Notes, 11.25%, 1/15/2016(2)             250,000      258,750
                                                                      ----------
  Telecommunications - 3.2%
  Intelsat Ltd. Sr. Notes, 6.50%, 11/1/2013                 250,000      201,875
  Intelsat Ltd. Sr. Notes, 5.25%, 11/1/2008                 100,000       99,000
                                                                      ----------
                                                                         300,875
                                                                      ----------

                                          See Notes to the Financial Statements.

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AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                                  June 30, 2007
                            (Unaudited) - (continued)

                                                         Principal      Market
                                                           Amount       Value
                                                         -----------------------
  Transportation - 2.0%
  Ship Finance Intl. Ltd. Sr. Notes, 8.50%,
    12/15/2013                                              180,000      186,300
                                                                      ----------
  Trucking & Leasing - 2.7%
  Greenbrier Companies Inc., Sr. Notes, 8.375%,
    5/15/2015                                               250,000      253,126
                                                                      ----------
Total Corporate Bonds (Cost $8,790,409)                               8,765,288
                                                                      ----------
Investment Companies - 4.4%
  Federated Prime Obligations Fund                          409,409      409,409
                                                                      ----------
Total Investment Companies (Cost $409,409)                               409,409
                                                                      ----------
Total Investments - 98.3% (Cost $9,199,818)                            9,174,697
Other Assets and Liabilities - 1.7%                                      158,186
                                                                      ----------
Net Assets - 100.0%                                                   $9,332,883
                                                                      ==========

----------------
(1)   Non-income producing security due to default or bankruptcy.

(2) 144A - Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

See Notes to the Financial Statements.


12
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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                       Statement of Assets and Liabilities
                                  June 30, 2007
                                   (Unaudited)

Assets
  Investments at market value (cost $9,199,818)                     $ 9,174,697
  Receivable for fund shares sold                                        10,000
  Interest receivable                                                   158,841
  Prepaid assets                                                         14,970
                                                                    -----------
    Total assets                                                      9,358,508
                                                                    -----------
Liabilities
  Accrued advisory fees                                                      22
  Accrued expenses                                                       25,603
                                                                    -----------
    Total liabilities                                                    25,625
                                                                    -----------
Net assets (856,123 shares of beneficial interest
  outstanding; unlimited number of shares
  authorized; no par value)                                         $ 9,332,883
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $ 9,170,266
  Distributions in excess of net investment income                       (9,782)
  Accumulated net realized gain                                         197,520
  Net unrealized depreciation                                           (25,121)
                                                                    -----------
Net assets                                                          $ 9,332,883
                                                                    ===========
Net asset value per share                                           $     10.90
                                                                    ===========

                                          See Notes to the Financial Statements.

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AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                             Statement of Operations
                     For the Six Months Ended June 30, 2007
                                   (Unaudited)

Investment Income
  Interest income                                                   $   251,562
                                                                    -----------
    Total income                                                        251,562
                                                                    -----------
Expenses
  Investment advisory fees                                               29,247
  Fund servicing fees                                                    19,836
  Registration fees                                                       6,797
  Printing and postage costs                                                640
  Legal fees                                                             23,542
  Audit fees                                                              6,585
  Trustees fees                                                           8,087
  Insurance fees                                                          1,439
  Miscellaneous fees                                                      5,115
                                                                    -----------
    Gross expenses                                                      101,288
                                                                    -----------
  Waiver of fees and reimbursement of expenses                           62,293
                                                                    -----------
    Net expenses                                                         38,995
                                                                    -----------
Net investment income                                                   212,567
                                                                    -----------
Realized and unrealized gain/loss on investments
Net realized gain on investments                                        197,520
Change in unrealized (depreciation) of investments
  for the year                                                         (182,046)
                                                                    -----------
Net realized and unrealized gain/loss on investments                     15,474
                                                                    -----------
Net increase in net assets resulting from operations                $   228,041
                                                                    ===========

See Notes to the Financial Statements.


14
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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                       Statements of Changes in Net Assets
                     For the Six Months Ended June 30, 2007
                                   (Unaudited)

                                                Six Months         Year Ended
                                               Ended June 30,      December 31,
                                                    2007              2006
                                               --------------------------------
                                                 (Unaudited)
Increase in net assets from operations
  Net investment income                        $      212,567    $      190,307
  Net realized gain on investments                    197,520            59,673
  Change in unrealized appreciation/
    (depreciation)                                   (182,046)          142,018
                                               --------------------------------
    Net increase in net assets resulting
      from operations                                 228,041           391,998
                                               --------------------------------
Distributions
  Net investment income ($.36 and $.76
    per share respectively)                          (222,396)         (196,697)
  Net realized gain from investments
    ($.00 and $.20 per share respectively)                  0           (59,686)
                                               --------------------------------
    Total distributions                              (222,396)         (256,383)
                                               --------------------------------
Capital share transactions*
  Subscriptions                                     8,132,678         2,752,164
  Distributions reinvested                            200,757           240,194
  Redemptions                                      (2,230,067)       (2,612,383)
                                               --------------------------------
    Total capital share transactions                6,103,368           379,975
                                               --------------------------------
Net increase in net assets                          6,109,013           515,590
Net assets at beginning of year                     3,223,870         2,708,280
                                               --------------------------------
Net assets at end of period                    $    9,332,883    $    3,223,870
                                               ================================
Undistributed net investment income
  (distributions in excess of net
  investment income) included in net
  assets at end of year                        $       (9,782)   $           47

*Share information
  Subscriptions                                       738,956           259,183
  Distributions reinvested                             18,277            22,784
  Redemptions                                        (202,717)         (246,591)
                                               --------------------------------
    Net increase in shares                            554,516            35,376
                                               ================================

                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                              Financial Highlights
                                   (Unaudited)

The table below sets forth financial data for a share of the Fund outstanding throughout each period:

                                      For the six             For the period ended December 31
                                      months ended        ---------------------------------------
                                      June 30, 2007         2006           2005            2004
                                      -----------------------------------------------------------
                                       (Unaudited)
Per share data:
Net asset value - beginning of
  period                              $       10.69       $   10.17     $   10.14       $   10.00*
Income from investment
  operations:
Net investment income                          0.35            0.74          0.56            0.24
Net realized and unrealized gain
  on investments                               0.22            0.74          0.06(1)         0.14
                                      -----------------------------------------------------------
  Total from investment
    operations                                 0.57            1.48          0.62            0.38
                                      -----------------------------------------------------------
Less distributions declared to
  shareholders:
  Net investment income                       (0.36)          (0.76)        (0.54)          (0.24)
  Net realized capital gain                    0.00           (0.20)        (0.05)           0.00
                                      -----------------------------------------------------------
    Total distributions                       (0.36)          (0.96)        (0.59)          (0.24)
                                      -----------------------------------------------------------
Net asset value - end of period       $       10.90       $   10.69     $   10.17       $   10.14
                                      ===========================================================
Total investment return                        5.36%**        15.13%         6.26%           3.86%
Ratios (to average net assets)/
  supplemental data:
Expenses after reimbursement and
  fees paid indirectly                       1.20%#            1.20%         1.20%           1.20%
Expenses before reimbursement
  and fees paid indirectly(2)                3.12%#            5.15%         3.91%           3.82%
Net investment income                        6.54%#            7.12%         5.06%           2.69%
Portfolio turnover                             20%**             58%           31%             21%
Net assets at end of period (000's)   $     9,333         $   3,224     $   2,708       $   3,034

----------------
*     Fund commenced operations January 1, 2004.

**    Not Annualized

#     Annualized

(1) The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(2) Ratio after expense reimbursement, before fees paid indirectly, is 1.20% for each year.

See Notes to the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2007
                                   (Unaudited)

1.    The Organization

Aegis High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004.

The Fund's principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2.    Summary of Significant Accounting Policies

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, none of the Fund's net assets were fair valued in accordance with the procedures adopted by the Board. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Federal income taxes. The Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

--------------------------------------------------------------------------------
AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2007
                                   (Unaudited)

2.    Summary of Significant Accounting Policies - (continued)

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the "Agreement") with Aegis Financial Corporation (the "Advisor") that provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Agreement shall remain in force through December 31, 2007 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days' written notice or by the Advisor on ninety (90) days' written notice. The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund's average daily net assets. During the six month period ended June 30, 2007, the Advisor reimbursed the Fund $62,293.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2007
                                   (Unaudited)

3.    Advisory Fees and Other Transactions with Affiliates - (continued)

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of June 30, 2007, there was $313,732 of fees available to be recovered no later than December 31, 2010, of which $57,648, $88,092, $105,699 and $62,293 are recoverable through December 31, 2007, 2008, 2009 and 2010 respectively.

Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4.    Investment Transactions

Purchases and sales of long term investment securities (excluding short term investments) were $6,778,965 and $1,092,789, respectively, for the six month period ended June 30, 2007. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

5.    Distributions to Shareholders and Tax Components of Net Assets

At June 30, 2007, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

         Cost of investments                                        $ 9,199,818
                                                                    ===========
         Gross unrealized appreciation                              $   105,998
         Gross unrealized depreciation                                 (131,119)
                                                                    -----------
           Net unrealized depreciation                              $   (25,121)
                                                                    ===========

--------------------------------------------------------------------------------
AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2007
                                   (Unaudited)

5.    Distributions to Shareholders and Tax Components of Net Assets -
      (continued)

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

    Undistributed ordinary income                                       $     47
    Unrealized appreciation on investments                               156,925
                                                                        --------
      Total accumulated earnings                                        $156,972
                                                                        ========

The tax components of dividends paid during the years ended December 31, 2006 and 2005 were as follows:

                                                              2006        2005
                                                            --------------------
    Distributions paid from ordinary income                 $196,697    $160,007
    Distributions paid from long-term capital gains           59,686      13,921
                                                            --------------------
      Total Distributions                                   $256,383    $173,928
                                                            ====================

6.    Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements". The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Fund's financial statements.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                                Other Information
                                   (Unaudited)

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund's toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available upon request, without charge, by calling 800-528-3780. The Fund's proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund's semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC's website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board's Approval of Advisory Agreement:

At a meeting held on January 22, 2007, the Board considered and approved an interim advisory agreement between the Fund and AFC (the "Interim Advisory Agreement") and a new advisory agreement between the Fund and AFC (the "New Advisory Agreement and together with the Interim Advisory Agreement, the "Agreements"). The Board based its approval of the Agreements on its review of information provided by AFC. Such information included information concerning AFC's change of control transaction (the "Transaction") and the Transaction's effect on the Agreements and the Fund and information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the "Section 15(c) Information").

The Board also considered, among other things, the following information with respect to the Transaction:

(i) there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by AFC;

--------------------------------------------------------------------------------
AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                                Other Information
                            (Unaudited) - (continued)

(ii) the Transaction is not expected to result in any changes in AFC's investment approach with respect to the Fund;

(iii) the advisory fee rates charged to the Fund under the New Advisory Agreement will not change as a result of the Transaction;

(iv) the New Advisory Agreement does not materially differ from the advisory agreement between AFC and the Fund that was approved by the Fund's shareholders previously, except for the effective and termination dates;

(v) the information contained in a certification provided to the Board by AFC in which AFC certified that for a period of two years after the closing of the Transaction no "unfair burden", as that term is defined in the 1940 Act, will be imposed on the Fund as a result of the Transaction;

(vi) AFC has agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Advisory Agreement and all costs of soliciting shareholder proxies and shareholder meeting and, as a result, the Fund will bear no costs in obtaining shareholder approval of the New Advisory Agreement; and

(vii) the Fund's portfolio manager will remain with AFC and serve in such capacity for such time as he and AFC so desire.

In its deliberations on the Agreements, the Board considered the Section 15(c) Information provided to it by AFC. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, that the Agreements should be approved, and that the New Advisory Agreement should be recommended to Fund shareholders for their approval. In approving the Agreements, the Board, including the Independent Trustees, considered and made the following conclusions with respect to the following relevant factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed the scope of services provided by AFC. The Board concluded that it continues to be satisfied with the quality and value of the investment advisory services provided to the Fund. The Board concluded that it continues to have confidence in the management style and discipline followed by AFC.

The Board considered the nature and quality of services provided by or overseen by AFC on behalf of the Fund. The Board evaluated the compliance procedures of AFC, including its trade allocation procedures, and the internal control systems of AFC. The Board also considered AFC's resources, including its in-house research capabilities, and future plans for the Fund. On the basis of these factors, the Board determined that the nature and quality of the services provided by or overseen by AFC were consistent with its duties under the Agreements and appropriate and consistent with the investment program of the Fund and concluded that the range and quality of services provided by AFC to the Fund were appropriate and were expected to continue under the Agreements.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                                Other Information
                            (Unaudited) - (continued)

B. The Investment Performance of the Fund and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com (an independent research service) and some of which was derived from information provided by the Fund's administrator, regarding the performance of the Fund for recent quarterly, one-year and three-year periods ended December 31. 2006, as applicable, and a comparison of the Fund's performance to that of other funds registered under the 1940 Act. The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information. The Board also received updated Fund performance information through December 31, 2006 provided by AFC prior to, and at, their January 22, 2007 meeting.

The Board noted that during the most recent calendar year, the Fund returned 15.13%, exceeding the return of its benchmark index, the Lehman U.S. Corporate High Yield Index, which gained 11.85% during 2006. For the three-year period ended December 31, 2006, which corresponds to the period since inception of the Fund, the Fund returned an 8.31% average annual total return, compared to 8.49% for the Lehman Index.

In addition, the Board noted that the performance disparity in recent years against the benchmark index is primarily attributable to a cautious outlook toward the markets, as evidenced by significant cash holdings and shorter-term maturities in the Fund. The Board noted that AFC places an emphasis on capital preservation in the Fund portfolio, and continues to be invested in a conservative posture due to the relatively narrow yield spreads presently available in the fixed-income market. The Board noted that this conservatism will often cause the Fund to underperform during periods of strong market appreciation. The Board concluded that the Fund's performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC's profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Advisor, (ii) expenses reimbursed by the Advisor under the Fund's expense limitation agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund's public performance record may at times attract inquiries regarding AFC's advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the advisory agreement.

--------------------------------------------------------------------------------
AEGIS/HIGH YIELD FUND
--------------------------------------------------------------------------------

                                Other Information
                            (Unaudited) - (continued)

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund's asset levels. The Board considered economies of scale and whether existing fees might require adjustment. During calendar 2006, assets of the Fund increased from $2.7 million to $3.2 million. The Board considered that AFC did not realize any material economies of scale during 2006, and that the Fund would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund's total annual expense ratio (after taking into account the expense limitation agreement) was comparable to the average expense ratio of the Fund's peers included in the statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com and some of which was derived from information provided by the Fund's administrator.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund's overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisors to similarly-situated funds offering similar services. In evaluating the Fund's advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

The Board did not compare the fees paid to AFC by the Fund against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Fund and the other clients.

The Board noted that the Fund paid an advisory fee of 0.90% of net assets during fiscal 2006. Other Fund expenses were capped at 0.30% under the Fund's expense limitation agreement for a total expense ratio of 1.20%. The Fund's actual expenses for fiscal 2006 were approximately 5.17%, with the excess being absorbed by AFC. The Board also noted that according to a search of high-yield bond funds on Morningstar.com, the average total expense ratio of the 550 high-yield bond funds currently tracked by Morningstar is 1.25%, with the average size of the funds being $1.29 billion. The 212 no-load funds in the category had an average expense ratio of 1.12%. Of the 550 high-yield funds in the category, 186 funds had total expense ratios less than or equal to 1.00%.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2007
--------------------------------------------------------------------------------

                               Other Information
                           (Unaudited) - (continued)

The Board concluded that the Fund's advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund's overall expense ratio was reasonable in light of the expense ratios of other similarly situated funds.

Special Meeting of Shareholders

A joint special meeting of shareholders of the Fund, along with shareholders of the Aegis Value Fund, Inc., was held April 20, 2007 in Washington, DC. At the meeting, shareholders of the Fund were asked to elect two individuals to the Fund's Board, and shareholders were also asked to approve the Fund's New Advisory Agreement.

Mr. David A. Giannini and Mr. V. Scott Soler, nominees to the Board, were elected by shareholders with each receiving votes in favor from 308,843 shares (including 59,861 broker non-votes on behalf of each candidate) and zero shares voted against or abstaining.

Mr. William S. Berno, Mr. Scott L. Barbee and Mr. Eskander Matta, elected by shareholders in 2003, continue to serve as Trustees of the Fund.

Shareholders approved the New Advisory Agreement, with 248,982 shares voted in favor, and zero shares voted against or abstaining.

                       This page intentionally left blank.

--------------------------------------------------------------------------------

                              AEGIS/HIGH YIELD FUND

                           c/o UMB Fund Services, Inc.
                                  P.O. Box 2175
                            Milwaukee, WI 53201-2175
                              Phone: (800) 528-3780
                          Internet: www.aegisfunds.com

                                Board of Trustees
                                 Scott L. Barbee
                                William S. Berno
                                David A. Giannini
                                 Eskander Matta
                                 V. Scott Soler

                                    Officers
          William S. Berno, President/Interim Chief Compliance Officer
                      Scott L. Barbee, Secretary/Treasurer

                               Investment Advisor
                           Aegis Financial Corporation
                        1100 North Glebe Road, Suite 1040
                         Arlington, Virginia 22201-4798

                                    Custodian
                                 UMB Bank, n.a.
                               928 Grand Boulevard
                           Kansas City, Missouri 64106

                             Independent Registered
                             Public Accounting Firm
                         Briggs Bunting & Dougherty, LLP
                        Two Penn Center Plaza, Suite 820
                      Philadelphia, Pennsylvania 19102-1732

                                     Counsel
                               Seward & Kissel LLP
                         1200 G Street, N.W., Suite 350
                             Washington, D.C. 20005

--------------------------------------------------------------------------------

Item 2. Code of Ethics

      Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

      Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

      Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

      Not applicable.

Item 6. Schedule of Investments

      The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

      Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

      Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

      Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

      Not applicable.


Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the first fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

      Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350)-- filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:  /s/ William S. Berno
     William S. Berno, President

Date:  August 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ William S. Berno
        William S. Berno, President

Date:    August 30, 2007

By:     /s/ Scott L. Barbee
        Scott L. Barbee, Treasurer

Date:  August 30, 2007